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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          ALLIED RESEARCH CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

Allied Research Corporation                J. H. Binford Peay, III
                                           Chairman of the Board,
                                           President and Chief Executive Officer

April 27, 2001

Dear Shareholder:

  Your Board of Directors joins me in cordially extending an invitation to attend the 2001 Annual Meeting of Shareholders that will be held on Wednesday, June 6, 2001, at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182. The meeting will start at 10:30 a.m.

  We sincerely hope you will be able to attend and participate in the meeting. I will report on the Company's progress and respond to questions you may have about the Company's business and strategic direction.

  Your vote is most important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. It is important that your shares be represented and voted at the meeting, and therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose.

  We appreciate your continuing support and look forward to seeing you at the annual meeting.

                                   Sincerely,


                                   /s/ J. H. Binford Peay, III

         8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182
                Tel: (703) 847-5268        Fax: (703) 847-5334
                          Tollfree: (800) 847-5322

                    [This Page Intentionally Left Blank]

                          ALLIED RESEARCH CORPORATION
                                   _____________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 6, 2001
                                   _____________

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Allied Research Corporation will be held on Wednesday, June 6, 2001, at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182, at 10:30 a.m., local time, for the following purposes:

  1. To elect five (5) directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

  2. To consider and act upon a proposal to approve the Allied Research Corporation 2001 Equity Incentive Plan.

  3. To consider and act upon a proposal to ratify the selection of Grant Thornton LLP as the Company's independent auditors for the year 2001.

  4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  Only shareholders of record at the close of business on April 20, 2001 are entitled to notice of and to vote at the meeting.

  A copy of the Annual Report of Allied Research Corporation for 2000, the attached Proxy Statement and the accompanying proxy are enclosed with this Notice.

  All Shareholders are urged to attend the meeting. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

                              By Order of the Board of Directors,

                              /s/ J. H. Binford Peay, III
                              J. H. Binford Peay, III
                              Chairman of the Board,
                              President and Chief Executive Officer

April 27, 2001

                     [This Page Intentionally Left Blank]

                          ALLIED RESEARCH CORPORATION
                     8000 TOWERS CRESCENT DRIVE, SUITE 260
                             VIENNA, VIRGINIA 22182

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 6, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The accompanying proxy is solicited by and on behalf of the Board of Directors of Allied Research Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of shareholders to be held at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182, on Wednesday, June 6, 2001, at 10:30 a.m., local time, or any adjournment thereof (the "annual meeting").

  The record date for determination of the shareholders entitled to vote at the annual meeting is April 20, 2001 at the close of business. Any shareholder giving a proxy may revoke it at any time before it is exercised (including a revocation at the annual meeting) by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date.

  In accordance with the laws of the State of Delaware and the Company's charter and bylaws, a majority of the outstanding shares of common stock will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted for purposes of the election of directors. An abstention will be counted as a vote against the approval of any other matter to come before the meeting. Broker non-votes will have no effect on the outcome of any other matter scheduled to come before the meeting.

  The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokers, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has also retained Corporate Investor Communications, Inc. to aid in the solicitation at an estimated cost of $4,000 plus out-of-pocket expenses.

  The approximate date on which this Proxy Statement and enclosed form of proxy are to be mailed to shareholders is April 27, 2001.

Voting Securities and Principal Shareholders

  On April 20, 2001, the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, 4,906,678 shares of common stock of the Company were outstanding. Common stock is the only class of capital stock of the Company currently outstanding. Each shareholder of record is entitled to one vote for each share of common stock owned on all matters to come before the annual meeting.

  The following table sets forth information with respect to the shares of the Company's common stock which are held by the only persons known to the Company to be the beneficial owners of more than 5% of such common stock based upon the most recent filings made by the undersigned with the Securities and Exchange
Commission:

      Title                                   Amount and nature
       of              Name and address of      of beneficial     Percent of
      class              beneficial owner         ownership         class/1/
     -------           -------------------    -----------------   ----------
     Common           FMR Corp./2/                 465,000           9.4%
                      82 Devonshire Street     Owned directly
                      Boston, MA 02109

     Common           Dimensional Fund             355,200           7.1%
                      Advisors, Inc./3/        Owned directly
                      1299 Ocean Avenue
                      11th Floor
                      Santa Monica, CA 90401

     Common           Kahn Capital                 318,500           6.4%
                      Management, LLC/4/       Owned directly
                      5506 Worsham Court
                      Windemere, FL 34786

     Common           Bricoleur Capital            576,900          11.6%
                      Management, LLC/5/       Owned directly
                      12230 El Camino Road
                      Suite 100
                      San Diego, CA 92130

_____________
/1/ Based upon 4,906,678 shares of common stock outstanding plus 62,000 shares which may be acquired within 60 days pursuant to outstanding stock options.
/2/ FMR Corp. and its wholly-owned subsidiary, Fidelity Management & Research Company ("Fidelity"), Edward C. Johnson, 3rd and Abigail P. Johnson, jointly filed an amended Schedule 13G with the SEC on February 13, 2001. This Schedule 13G states that Fidelity Low-Priced Stock Fund owned 465,000 shares of Common Stock as of December 31, 2000.
/3/ Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, filed an amended Schedule 13G with the SEC on February 2, 2001. This Schedule 13G states that Dimensional is deemed to have beneficial ownership of 355,200 shares, all of which shares are owned by advisory clients of Dimensional. Dimensional disclaims beneficial ownership of all such shares.
/4/ Kahn Capital Management, LLC ("Kahn") filed a Schedule 13F with the SEC on February 12, 2001. This Schedule 13F states that Kahn Capital Partners, L.P., a limited partnership of which Kahn is the general partner, owned 318,500 shares of Common Stock as of December 31, 2000.
/5/ Bricoleur Capital Management, LLC ("Bricoleur") filed a Schedule 13F with the SEC on February 7, 2001. This Schedule 13F states that Bricoleur owned 576,900 shares of Common Stock as of December 31, 2000.

  The following information is furnished as of April 2, 2001, with respect to the beneficial ownership by management of Allied's Common Stock:

   Title                                      Amount and nature
     of                  Name of                of beneficial       Percent of
   class             beneficial owner             ownership           class/1/
   -----             ----------------         -----------------     ----------
   Common      J. H. Binford Peay, III             22,000/2/            *
                                               Owned directly

   Common      Harry H. Warner                     23,500/2/            *
                                               Owned directly

   Common      Clifford C. Christ                  34,500/2/            *
                                               Owned directly

   Common      J. R. Sculley                       99,900/2/           2.0%
                                               Owned directly

   Common      Ronald H. Griffith                   7,500/2/            *
                                               Owned directly

   Common      All executive officers             212,949              4.3%
               and directors as a group (7)    Owned directly

_______________
/1/ Based upon 4,906,678 shares of common stock outstanding plus 62,000 shares which may be acquired within sixty (60) days pursuant to outstanding stock options.
/2/  Includes stock options for 6,500 shares which may be exercised within sixty
     (60) days.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

  Five (5) directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The accompanying proxy will be voted for the election of all of the persons named below as nominees unless the shareholder otherwise specifies in the proxy. If any of the nominees should become unavailable, the persons named in the proxy or their substitutes shall be entitled to vote for one or more substitutes to be designated by the Board of Directors.

  J. R. Sculley joined the Board of Directors in January, 1991; Clifford C. Christ joined the Board of Directors in April, 1993; Harry H. Warner joined the Board of Directors in January, 1996; and J. H. Binford Peay, III and Ronald H. Griffith joined the Board of Directors in April, 2000.

  The following information is presented with respect to each nominee, each of whom has indicated approval of his nomination and willingness to serve if elected:

                             Year in which                                                Principal business occupation
                             first elected                                                   for past five years and
Name of nominee               a director         Age                                           other directorships
---------------              -------------       ---                                      -----------------------------
J. H. Binford Peay, III          2000             60           Chairman of the Board, President and Chief Executive Officer since
                                                               January, 2001; formerly, Commander-in-Chief, U.S. Central Command,
                                                               Vice Chief of Staff of the U.S. Army, and a consultant. Also a
                                                               Director of United Defense, L.P. and MPRI, Inc.

J. R. Sculley                    1991             60           Chairman Emeritus since January, 2001; Chairman of the Board,
                                                               President and Chief Executive Officer of the Company from December,
                                                               1992 - September, 1999.

Clifford C. Christ               1993             53           President and Chief Executive Officer of NavCom Defense Electronics,
                                                               Inc., a defense electronics company, since 1988.

Harry H. Warner                  1996             65           Self-employed financial consultant, investor and real estate developer. Also a Director of Chesapeake Corporation, Pulaski
                                                               Furniture Corporation and Virginia Management Investment
                                                               Corporation.

Ronald H. Griffith               2000             62           Executive Vice President and Chief Operating Officer of MPRI, Inc., a
                                                               professional services company, since 1998; formerly, Vice Chief of
                                                               Staff of the U.S. Army.

  The by-laws provide that a shareholder of the Company entitled to vote for the election of directors may nominate persons for election to the Board of Directors by providing written notice to the Secretary of the Company not less than 14 and not more than 50 days prior to the annual meeting. Such notice shall include (i) the name and address of the shareholder and of each person to be nominated, (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (iii) a description of all understandings between the shareholder and each nominee and other person (naming such person) pursuant to which the nomination is to be made by the shareholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE

               PROPOSAL TWO: PROPOSAL TO APPROVE ALLIED RESEARCH
                     CORPORATION 2001 EQUITY INCENTIVE PLAN
General

  The Allied Research Corporation 2001 Equity Incentive Plan (the "Plan") was adopted by the Board of Directors on January 11, 2001, subject to the approval by the holders of a majority of the Company's common stock represented at the annual meeting. The Plan makes available up to 240,000 shares of common stock for awards to employees of the Company and its subsidiaries and to directors of the Company, all as more fully described below.

  The following description of the Plan summarizes the material features of the Plan, a copy of which is attached as Attachment A to this Proxy Statement.

Purpose

  The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to employees and directors that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees and directors upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent.

Administration

  The Plan will be administered by the Compensation Committee. The Compensation Committee will have the power to determine the employees and directors to whom awards shall be made.

  Each award under the Plan will be made pursuant to a written agreement between the Company and the recipient of the award (the "Agreement"). In administering the Plan, the Compensation Committee will have the express power, subject to the provisions of the Plan, to determine the terms and conditions upon which awards may be made and exercised and to determine terms and provisions of each Agreement.

  Subject to the terms, conditions and limitations of the Plan, the Compensation Committee may modify, extend or renew outstanding awards, or, if authorized by the Board of Directors, accept the surrender of outstanding awards and authorize new awards in substitution therefor. The Compensation Committee may also modify any outstanding Agreement, provided that no modification may adversely affect the rights or obligations of the recipient without the consent of the recipient.

  The Board may terminate, amend or modify the Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Internal Revenue Code of 1986, as amended (the "Code"), or the rules and regulations of the exchange or system on which the Common Stock is listed or reported or pursuant to any other applicable laws, rules or regulations. Currently the Code and regulations governing ISOs (as herein defined) require shareholder approval of any amendments which would (i) materially increase the benefits accruing to participants, (ii) materially increase the number of securities which may be issued or (iii) materially modify the requirements as to eligibility for participation.

  The Plan will expire on December 31, 2010, unless sooner terminated by the Board.

Eligible Participants

  All employees and directors of the Company and its affiliates are eligible to participate in the Plan. For purposes of the Plan, "affiliates" include any entity that is a 20% or greater owned subsidiary of the Company.

Types of Awards

  The Plan allows the Committee to grant awards of stock options, stock appreciation rights, restricted stock, performance shares, performance units, bonus awards and/or other securities or rights that the Committee determines to be consistent with the objectives and limitations of the Plan. Stock options granted under the Plan may be either incentive stock options qualifying under
Section 422 of the Code (an "ISO") or nonqualified stock options (a "NQSO"). Awards under the Plan are not transferable, except by will or the laws of descent and distribution and certain transfers to a participant's family members or other persons or entities approved by the Committee, subject to certain limitations.

Stock Options

  The Committee has adopted certain rules with respect to the grant of stock options under the Plan. These rules are summarized below.

  Exercise Price - The Committee determines the exercise price of a stock option at the time the option is awarded. The price may not be less than 100% of the fair market value of the stock covered by the option on the date of grant. Upon exercise, the price must be paid in cash or by the surrender, at the fair market value on the date of exercise, of shares of Company common stock, or by any combination of cash and shares.

  Term and Vesting of Options - Subject to earlier termination, as described below, an option granted under the Plan expires at a certain date specified by the Committee (not more than ten (10) years after the date of grant). The Committee specifies at the time each option is granted the time or times at which, and in what proportions, an option becomes vested and exercisable, provided that the participant is employed by the Company or an affiliate on each vesting date. Special rules may apply to the vesting and exercisability of options upon the death or disability of a participant. In addition, specific limitations apply to ISOs for maximum term and maximum period of exercise following termination of employment in order to comply with Section 422 of the Code.

Stock Appreciation Rights

  The Committee has also adopted rules specifically with respect to the grant of stock appreciation rights, commonly referred to as SARs, under the Plan.

  Granting and Terms of SARs - SARs may be granted under the Plan on a free-standing basis, without regard to the grant of a stock option, or on a tandem basis, related to the grant of an underlying stock option. SARs granted on a free-standing basis may be awarded for a number of shares, at a base price, upon terms for vesting and exercise and upon such other terms and conditions as are consistent with the comparable terms applicable to the grant of stock options under the Plan. SARs granted on a tandem basis are subject to the same terms and conditions as the related stock option, and are exercisable only to the extent the option is exercisable. The exercise of a tandem SAR results in the surrender of a number of shares of the underlying option equal to the number of SAR shares exercised. The SARs entitle the holder to receive payment having an aggregate value equal to the product of (i) the excess, if any, of the fair market value on the exercise date of one share over the base price per share, times (ii) the number of shares called for by the SAR or portion thereof that is exercised.
The Committee determines whether payment upon exercise of the SAR is made in cash, shares or a combination of cash and shares.

Other Awards

  In addition to stock options and SARs, the Plan allows the Committee to provide awards of restricted stock, performance shares, performance units, bonus shares or other securities or rights that the Committee determines to be consistent with the objectives and limitations of the Plan. While the Committee has not adopted special rules for these types of awards, it retains the right to grant these awards.

Shares Subject to the Plan

  Up to 240,000 shares of common stock may be issued under the Plan. Except as set forth below, shares of common stock issued in connection with the exercise of, or as other payment for, an award will be charged against the total number of shares issuable under the Plan. If any award granted terminates, expires or lapses for any reason other than as a result of being exercised, common stock subject to such award will be available for further awards to participants.

Adjustments

  Certain corporate transactions or events such as stock splits, recapitalizations, spin-offs, mergers, etc., may directly affect the number of outstanding shares and/or the value of the outstanding common stock. If such transactions occur, the Committee may adjust the number of shares which may be granted under the Plan, as well as the limits on individual awards. The Committee or the Board may adjust the number of shares and the exercise price under outstanding options, and the performance goals of any options or awards, and may take other adjustments which are thought appropriate to protect the value of the award to the recipient.

Change of Control

  In order to maintain all the participants' rights in the event of a change of control of the Company (that term being defined under the Plan), the Committee, as constituted before such change of control, in its sole discretion, may, as to any outstanding award either at the time an award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such award so that such award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any award by the Company, upon the participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such award or realization of such participant's rights had such award been currently exercisable or payable; (iii) make such adjustment to any such award then outstanding as the Committee deems appropriate to reflect such change of control; or (iv) cause any such award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such change of control.

Certain Federal Income Tax Consequences

  Incentive Stock Options. An optionee will not recognize income on the grant of an ISO, and an optionee generally will not recognize income on the exercise of an ISO, except as described in the following paragraph. Under these circumstances, no deduction will be allowable to the employer corporation in connection with either the grant of such options or the issuance of shares upon exercise thereof.

  However, if the exercise of an ISO occurs more than three months after the optionee ceased to be an employee for reasons other than death or disability (or more than one year thereafter if the optionee ceased to be an employee by reason of death or permanent and total disability), the exercise will not be treated as the exercise of an ISO, and the optionee will be taxed in the same manner as on the exercise of a NQSO, as described below.

  To the extent the aggregate fair market value (determined at the time the options are granted) of shares subject to an ISO that become exercisable for the first time by any optionee in any calendar year exceeds $100,000 the options will be treated as options which are not ISOs, and the optionee will be taxed upon exercise of those excess options in the same manner as on the exercise of NQSO, as described below.

  Gain or loss from the sale or exchange of shares acquired upon exercise of an ISO generally will be treated as capital gain or loss. If, however, shares acquired pursuant to the exercise of an ISO are disposed of within two years after the option was granted or within one year after the shares were transferred pursuant to the exercise of the option, the optionee generally will recognize ordinary income at the time of the disposition equal to the excess over the exercise price of the lesser of the amount realized or the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time such shares became either transferable or not subject to a substantial risk of forfeiture). If, however, such disposition is not a sale or exchange with respect to which a loss (if sustained) would be recognized, the ordinary income is the excess of the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time they became either transferable or not subject to substantial risk of forfeiture) over the exercise price. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain and any loss recognized on the disposition will be capital loss. If an optionee recognizes ordinary income as a result of a disposition as described in this paragraph, the employer corporation will be entitled to a deduction of the same amount.

  The exercise of an ISO may result in a tax to the optionee under the alternative minimum tax because as a general rule the excess of the fair market value of stock received on the exercise of an ISO over the exercise price is defined as an item of "tax preference" for purposes of determining alternative minimum taxable income.

  Non-qualified Options. A participant will not recognize income on the grant of a NQSO, but generally will recognize income upon the exercise of a NQSO. The amount of income recognized upon the exercise of a NQSO will be measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price, provided that the shares issued are either transferable or not subject to a substantial risk of forfeiture.

  If shares received on the exercise of a NQSO are nontransferable and subject to a substantial risk of forfeiture then, unless the optionee elects to recognize income at the time of receipt of such shares, the optionee will not recognize ordinary income until the shares become either transferable or not subject to a substantial risk of forfeiture.

  In the case of ordinary income recognized by an optionee as described above in connection with the exercise of a NQSO, the employer corporation will be entitled to a deduction in the amount of ordinary income so recognized by the optionee.

  Other Awards. The current federal income tax consequences of other awards authorized under the Plan are generally in accordance with the following:

  . stock appreciation rights are subject to ordinary income tax at the time of exercise;

  . restricted stock subject to a substantial risk of forfeiture results in income recognition by the participant of the excess of the fair market value of the shares covered by the award over the purchase price paid only at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; and

  . stock awards, performance shares, performance units and bonus shares are generally subject to ordinary income tax at the time of payment.

  In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

  Section 162(m). Compensation of persons who are named executive officers of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Stock options, warrants and SARs that qualify as "performance-based compensation" are exempt from Section 162(m), thus allowing the Company the full tax deduction otherwise permitted for such compensation. If approved by the Company's shareholders, the plan will enable the Committee to grant stock options, warrants and SARs that will be exempt from the deduction limits of
Section 162(m).

  General. The rules governing the tax treatment of awards that may be granted under the Plan are quite technical, so that the above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances.

  Finally, the tax consequences under applicable state laws may not be the same as under the federal income tax laws.

Option Grants

  On January 11, 2001, the Committee authorized the issuance of the following options pursuant to the Plan (the "Initial Option Grants"):

                         J. H. Binford Peay, III - 15,496 shares
                         John G. Meyer, Jr. - 40,000 shares
                         Bruce W. Waddell - 40,000 shares

  The Initial Option Grants will be ratified and confirmed under the Plan if the shareholders approve the Plan. If the shareholders do not approve the Plan, the Initial Option Grants will remain outstanding without benefit of a plan; as a consequence thereof, the Initial Option Grants would not qualify as ISOs but would be NQSOs.

  General Peay was also awarded options under a previous Company stock option plan.

Effective Date

  If approved by the stockholders, the Plan will be treated as effective as of January 11, 2001.

Vote Required

  The affirmative vote of the holders of a majority of the common stock represented in person or by proxy at the Annual Meeting, assuming a quorum is present, is required to ratify and approve the Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN

           PROPOSAL THREE: PROPOSAL CONCERNING INDEPENDENT AUDITORS

General

  The firm Grant Thornton LLP has been reappointed by the Board of Directors as the Company's independent auditors for the year 2001. A resolution will be presented at the annual meeting to ratify this appointment. The Company has been advised that representatives of Grant Thornton LLP are expected to be present at the annual meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

  If the shareholders, by the affirmative vote of a majority of the shares of common stock represented at the meeting, do not ratify the selection of Grant Thornton LLP, the selection of independent accountants will be reconsidered by the Board of Directors.

Grant Thornton LLP Fees For Fiscal 2000

Audit Fees

  Audit fees billed to the Company by Grant Thornton LLP with respect to the 2000 annual audited and quarterly reviewed financial statements were $129,000.

Financial Information Systems Design and Implementation Fees

  No services were performed by, or fees incurred to, Grant Thornton LLP in connection with financial information systems design and implementation projects for 2000.

All Other Fees

  All other fees billed by Grant Thornton LLP with respect to 2000 were $111,000, which includes tax, research and advisory services.

  The Audit Committee considered whether the provision of services referenced above under "All Other Fees" is compatible with maintaining Grant Thornton's independence.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF
  GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR 2001

                    BOARD AND COMMITTEE MEETING INFORMATION

General

  During calendar year 2000, there were four (4) formal meetings of the Board of Directors. The directors frequently communicate with one another on an informal basis.

  The Audit Committee had six (6) meetings during 2000 and the Compensation Committee met three (3) times in calendar year 2000.

  During 2000 and in early 2001, the Audit Committee consisted of Messrs. Christ, Warner and Sculley. The Audit Committee is currently comprised of Messrs. Christ, Warner and Griffith. Among its functions, the Audit Committee
(i) recommends the selection of the Company's independent public accountants,
(ii) reviews the scope of the independent public accountants' audit activity,
(iii) reviews the financial statements which are the subject of the independent public accountants' certification, and (iv) reviews the adequacy of the Company's basic accounting and internal control systems.

  The Compensation Committee is currently comprised of Messrs. Warner, Griffith and Sculley. Mr. Christ served on the Compensation Committee in 2000. The Compensation Committee establishes the Company's executive compensation program. It also periodically reviews the compensation of executives and other key officers and employees of the Company and its subsidiaries.

  In 2000, the Company established a Nominating Committee, currently comprised of Messrs. Griffith and Sculley. The Nominating Committee is responsible for soliciting and recommending candidates for the Board of Directors; developing and reviewing background information for candidates; making recommendations to the Board regarding such candidates; and reviewing and making recommendations to the Board with respect to candidates for directors proposed by shareholders. Any shareholder wishing to propose a nominee should submit a recommendation in writing to the Company's Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director.

Report of the Audit Committee

  The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

  During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Committee, which was approved by the full Board in June, 2000. The complete text of the charter, which reflects standards set forth in new SEC regulations and stock exchange rules, is reproduced as Attachment B to this proxy statement.

  In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's independent auditors to review and discuss annual and quarterly financial statements incorporated in the Company's Form 10-K and 10-Qs prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee discussed the statements with both management and the independent auditors. The Committee's review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended by Statement on Auditing Standards No. 90.

  With respect to the Company's independent auditors, the Committee, among other things, discussed with the auditors matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

  On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also reported to the Board, subject to shareholder approval, on the selection of the Company's independent auditors.

  This report is submitted by the Audit Committee of the Board of Directors:

                            Clifford C. Christ
                            Harry H. Warner
                            J. R. Sculley

Compensation Committee Report on Executive Compensation

  The following report of the Compensation Committee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report or the performance graphs by reference therein.

  The Company's compensation program for executives consists of three key elements:

  . a base salary;
  . a performance-based annual bonus; and
  . periodic grants of stock options.

  The Compensation Committee believes that this three-part approach serves the interests of the Company and its shareholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates, while ensuring that executive officers are compensated in a way that advances both the short-term and long-term interests of shareholders. Under this approach, compensation for these officers involves a high proportion of pay that is "at risk" - namely, the annual bonus and stock options. The variable annual bonus is also based, in significant part, on Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's shareholders.

  Base Salary - Base salaries for the Company's executive officers other than the Chief Executive Officer, as well as changes in such salaries, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer's service. Executive officers' base salaries have been determined in view of salaries of executives holding similar positions at comparably sized public companies.

  Annual Bonus - Annual bonuses are paid to executive officers of the Company in cash or in stock based upon overall Company performance and individual performance.

  Stock Options - The final component of the Company's executive compensation program is the periodic grant of stock options. The number of options granted will be based on the executives' level of responsibility, Company performance and individual performance. As is the case with annual bonuses, the Compensation Committee intends to use stock options as an incentive to motivate the key managers of the Company's operations as well as Company executive officers. As an additional objective, stock option grants to executive officers are intended to induce the executive to remain in the employment of the Company. Accordingly, the Compensation Committee intends for stock options generally to be exercisable only after an employee has satisfied a minimum tenure requirement.

  Mr. Yarborough's base salary as Chief Executive Officer during 2000 was substantially below his predecessor and the base salaries of Chief Executive Officers of comparably sized public companies. Mr. Yarborough was awarded a cash bonus of $50,000 in view of the Company's 2000 financial performance.

  As the current Chief Executive Officer, General Peay is compensated pursuant to an employment agreement entered into in January, 2001. The agreement provides for an annual base salary of $300,000 and the opportunity for annual performance-based bonuses. General Peay was also awarded 10,000 shares of Company stock as a "signing bonus" and a stock option for 100,000 shares of Company stock which vests over a four-year period.

  Messrs. Meyer and Waddell were each granted "signing bonuses" of 2,500 shares of Company stock and options for 40,000 shares of Company stock which vest over a four-year period.

  This report is submitted by the Compensation Committee of the Board of
Directors:

                            Harry H. Warner
                            Ronald H. Griffith
                            J. R. Sculley

                       EXECUTIVE AND BOARD COMPENSATION

Compensation of Executive Officers

  The following table sets forth information concerning all compensation paid for services rendered in all capacities to the Company and its subsidiaries during the years ended December 31, 2000, 1999 and 1998 to the chief executive officer of the Company and to other executive officers of the Company whose total annual salary and bonus exceeds $100,000:

                          SUMMARY COMPENSATION TABLE

                                                                            Long-Term Compensation
                                                                    --------------------------------------
                                Annual Compensation                   Awards              Payouts
                   ---------------------------------------------    --------------------------------------   ------------
Name                                                    Other       Restricted                                   All
and                                                     Annual        Stock        Securities       LTIP        Other
Principal                     Salary                 Compensation   Awards(s)      Underlying      Payouts   Compensation
Position            Year       ($)     Bonus($)/1/       ($)           ($)       Options/SARs(#)     ($)         ($)
-------------------------------------------------------------------------------------------------------------------------
W. Glenn            2000     $200,000  $50,000                                                               $475,000/2/
Yarborough, Jr.,    1999     $200,000        0
President and       1998     $197,000  $61,312
Chief Executive
Officer until
January, 2001

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUE

                                                                       Number of
                                                                      Securities          Value of
                                                                      Underlying         Unexercised
                                                                      Unexercised       In-the-Money
                                                                    Options/SARs at    Options/SARs at
                                                                      FY-End (#)         FY-End ($)
                           Shares Acquired                           Exercisable/       Exercisable/
Name                       on Exercise (#)    Value Realized ($)     Unexercisable      Unexercisable
-------------------------------------------------------------------------------------------------------
W. Glenn Yarborough, Jr.        14,000              $7,000                0/0                0/0

_______________
/1/ Mr. Yarborough was awarded bonuses of $50,000 and $61,312 for 2000 and 1998 performance, respectively. The bonus for 1998 performance was paid via the grant of 9,000 shares of Company stock in February, 1999. The shares issued in February, 1999 had a market value of $6.8125 per share on the date of grant.
/2/ Mr. Yarborough's employment agreement provides for monthly severance payments for one (1) year following his January, 2001 retirement equal to his monthly salary payments prior to his retirement. In addition, Mr. Yarborough will provide five (5) years of consulting services for $55,000 per year to commence immediately following payment of his severance.

Director Compensation

  Directors who are employees of Allied receive no additional compensation for serving as a director.

  Each non-employee director (an "Outside Director") is compensated for service as a director, including as a member of committees of the Board, at the rate of $1,000 per month; an award of 1,000 shares of Common Stock on each July 1; an award as of each July 1 of an option to acquire 6,500 shares of common stock (commencing in 2000); $1,000 for each Board meeting in excess of four (4) personally attended during each calendar year; $500 for each committee meeting attended which is not held in conjunction with a Board meeting; and $250 for each teleconference Board meeting in excess of two (2) in which a director participates during each calendar year. As Chairman Emeritus, Dr. Sculley is entitled to an additional $500 per month.

  In 1992, the Board of Directors of Allied adopted the Allied Research Corporation Outside Directors Retirement Plan (the "Directors Retirement Plan") to provide retirement benefits for long-standing Outside Directors. Under the Directors Retirement Plan, Outside Directors are eligible for a retirement benefit if they retire from the Board and have served as a member of the Board for a minimum of five (5) years. An eligible Outside Director who retires from the Board is entitled to receive, commencing on the last day of the first month following the month in which the director attains age seventy (70), monthly payments equal to the monthly cash compensation received from Allied at the time the director terminated service in such capacity. Such payments will cease upon the earlier of the expiration of a period of time equivalent to the period of time the director served as a member of the Board or the death of the director. In the event that a director has breached any fiduciary or legal duty to Allied, the director will forfeit any right to payment of benefits under the Directors Retirement Plan. The Directors Retirement Plan is administered by the Board of Directors. The Board of Directors has determined that no further benefits will accrue under the plan to current or future Outside Directors. During 2000, payments of $82,597 were made to former directors of Allied in consideration of their accrued benefits under the Directors Retirement Plan. The other individuals with accrued benefits under the Directors Retirement Plan agreed to accept the following consideration in lieu thereof:

  Mr. Warner -  Shares of Allied's stock upon his retirement from the Board.

  Mr. Christ - Cash benefits as described above following his retirement from the Board.

  Dr. Sculley -  A cash payment when Dr. Sculley reaches age 70.

  In 1991, the Board of Directors of Allied adopted the Allied Research Corporation Outside Directors Stock Option Plan (the "Directors Option Plan") by which Allied may grant options for up to 208,000 shares of Allied's Common Stock to its Outside Directors (which amount includes the 5% stock dividend paid on November 6, 1992). None of the options granted pursuant to the Directors Option Plan are intended to qualify as incentive stock options under Sections 422 through 424 of the Internal Revenue Code. The purpose of the Directors Option Plan is to advance the interest of Allied by providing its Outside Directors with financial incentives in the form of non-statutory stock options in order to attract, retain and motivate such Outside Directors. Options for an aggregate of 39,000 shares were granted under the Directors Option Plan in 2000 to Allied's Outside Directors.

  In 2000, Dr. Sculley was paid approximately $194,000 in satisfaction of his post-employment severance entitlement. In addition, in consideration for consulting services to be provided by Dr. Sculley, in early 2001 the Company agreed to accelerate certain post-employment entitlements due to Dr. Sculley arising from his prior employment as Chief Executive Officer of the Company. As a result, Dr. Sculley is entitled to annual payments of $80,000 for a five (5) year period.

Employment Contracts and Change-In-Control Agreements

  In 2001, General Peay and Allied entered into an employment agreement which provides for an annual salary of $300,000 and the potential to earn an annual bonus up to 50% of the annual salary upon satisfaction of certain performance standards. Allied granted General Peay a stock award of 10,000 shares of Allied stock as well as options for 100,000 shares of Allied stock which vest over a four (4) year period (the "Option"). In the event Allied terminates General Peay's employment without cause within six (6) months following a change of control, which occurs during the first year of employment, Allied will pay to General Peay an amount equal to $500,000 less any profit realizable on the Option as a result of the change of control.

  In 2001, Mr. Meyer and Allied entered into an employment agreement which provides for an annual salary of $160,000 and the potential to earn an annual bonus up to 35% of the annual salary upon satisfaction of certain performance standards. Allied granted Mr. Meyer a stock award of 2,500 shares of Allied stock as well as options for 40,000 shares of Allied stock which vest over a four (4) year period. Upon certain terminations of Mr. Meyer's employment, he will be entitled to receive his annual salary for one year following such termination.

  In 2001, Mr. Waddell and Allied entered into an employment agreement which provides for an annual salary of $145,000 and the potential to earn an annual bonus up to 35% of the annual salary upon satisfaction of certain performance standards. Allied granted Mr. Waddell a stock award of 2,500 shares of Allied stock as well as options for 40,000 shares of Allied stock which vest over a four (4) year period. Upon certain terminations of Mr. Waddell's employment, he will be entitled to receive his annual salary for one year following such termination.

  Mr. Yarborough's employment with Allied terminated in January, 2001. His employment agreement provides for payments at the rate of his former salary ($200,000 per year) through December, 2001. Thereafter, he has a consulting agreement for a five (5) year period at payments of $55,000 per year.

  Dr. Sculley's employment with Allied terminated in September, 1999. He is also entitled to post-employment payments of $80,000 per year for a five (5) year period. Such amounts are subject to acceleration upon a change of control of Allied.

  In June 1991, the Board of Directors of Allied adopted the Preferred Share Purchase Rights Agreement (the "Agreement"). The Agreement provides each stockholder of record on a dividend distribution one "right" for each outstanding share of Allied's common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of Allied's common stock, or
(2) the commencement of a tender offer which would result in an offeror beneficially owning 30% or more of the outstanding common stock of Allied. All rights held by an acquirer or offeror expire on the announced acquisition date, and all rights expire at the close of business on June 20, 2001. Each right entitles a stockholder to acquire at a stated purchase price, 1/100 of a share of Allied's preferred stock, which carries voting and dividend rights similar to one share of its common stock. Alternatively, a right holder may elect to purchase for the stated price an equivalent number of shares of Allied's common stock (or in certain circumstances, cash, property or other securities of Allied) at a price per share equal to one-half of the average market price for a specified period. In lieu of the purchase price, a right holder may elect to acquire one-half of the common stock available under the second option. The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Agreement. At the discretion of a majority of the Board and within a specified time period, Allied may redeem all of the rights at a price of $.01 per right. The Board may also amend any provisions of the Agreement prior to exercise.

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee of Allied, during the fiscal year ended December 31, 2000, consisted from time to time of Robert W. Hebel, Harry H. Warner, Clifford C. Christ, Ronald H. Griffith and J. H. Binford Peay, III. The current members of the Compensation Committee are Messrs. Warner, Christ and Griffith. Mr. Griffith is Executive Vice President of MPRI, Inc. and General Peay previously served on the Board of Directors of MPRI, Inc.

                        COMPANY STOCK PRICE PERFORMANCE

  The following graph assumes $100 was invested on December 31, 1995, in Allied Research Corporation common stock, the S&P 500 Index and a peer group of companies. It compares the cumulative total return on each, assuming reinvestment of dividends, for the five-year period ended December 31, 2000.

                    Comparison of Cumulative Total Returns*


                             [GRAPH APPEARS HERE]

                               STARTING
                                BASIS
                                1995      1996              1997               1998              1999            2000
Allied Research Corporation    $100.00   $153.13  53.13   $310.92  103.05   $206.25  -33.67    $173.45  -15.90   $215.62  24.32
S&P 500                        $100.00    122.96  22.96    163.98   33.36    210.84   28.58     255.22   21.05    231.98  -9.10
Peer Group                     $100.00    121.60  21.60    139.38   14.62    155.59   11.63     146.05   -6.13    199.44  36.56

* Total return based on $100 initial investment and reinvestment of dividends.

The peer group consists of the following companies:

                              Alliant Techsystems (ATK)
                              CACI International, Inc. (CACI)
                              Cubic Corporation (CUB)
                              Armor Holdings, Inc. (AH)
                              United Industrial Corp. (UIC)

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                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be in writing and must be received by the Secretary of the Company at 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182, no later than December 27, 2001, in order to be included in the Company's proxy statement and proxy relating to that meeting.


                                OTHER BUSINESS

     The Board of Directors is not aware of any business requiring a vote of the shareholders to come before the annual meeting other than those matters described in this Proxy Statement. However, if any other matter or matters are properly brought before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                     By Order of the Board of Directors,


                                     /s/  J. H. Binford Peay, III,
                                     -----------------------------

                                     J. H. Binford Peay, III,
                                     Chairman of the Board,
                                     President and Chief Executive Officer


Dated: April 27, 2001


  YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF
           PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE.

                     [This Page Intentionally Left Blank]

                                                                    ATTACHMENT A
                                                              TO PROXY STATEMENT

                          ALLIED RESEARCH CORPORATION

                          2001 EQUITY INCENTIVE PLAN

Section 1. Purpose

     Allied Research Corporation has established this Allied Research Corporation 2001 Equity Incentive Plan to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make or are expected to make important contributions to the Company, its Subsidiaries or Affiliates, by providing such persons with equity ownership opportunities and performance-based incentives, thereby better aligning the interests of such persons with those of the Company's stockholders.

Section 2. Effective Date

     The Plan shall become effective as of January 11, 2001, subject, however, to the approval of the Plan by the stockholders of the Company at the next annual meeting of stockholders within twelve (12) months following the date of adoption of the Plan by the Board.

Section 3. Definitions

3.1. "Act" means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall be deemed to include any successor provision.

3.2. "Affiliates" means any entity of which at least twenty percent (20%) of the equity interest is held directly or indirectly by the Company or a Subsidiary.

3.3.  "Award" means any award granted under the Plan.

3.4.  "Board" means the Board of Directors of the Company.

3.5.  "Change of Control" means any one of the following events:

      3.5.1. a Person becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (excluding from the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing twenty percent (20%) or more of either the then-outstanding shares of Stock of the Company or the combined voting power of the Company's then-outstanding voting securities. For purposes hereof, a "Person" shall exclude the Company or any of its Subsidiaries, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities, or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company; or

      3.5.2. the following individuals cease to constitute a majority of the number of Board directors then serving: individuals who, on the Plan's effective date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of this Plan or whose appointment, election or nomination for election was previously so approved; or

      3.5.3. the Company's stockholders approve a merger or consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company pursuant to applicable stock exchange requirements, other than
      (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least seventy percent (70%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) of the Company's securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates); or

      3.5.4. the Company's stockholders approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least seventy percent (70%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

  Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

3.6. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and all regulations promulgated thereunder. Any reference to a specific provision of the Code shall be deemed to include any successor provision.

3.7. "Committee" means a committee of the Board, consisting of not less than two (2) directors, each member of which shall qualify as a "nonemployee director" within the meaning of Rule 16b-3 and as an "outside director" within the meaning of Code Section 162(m).

3.8.  "Company" means Allied Research Corporation and any successor thereto.

3.9. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. Any reference to a specific provision of the Exchange Act shall be deemed to include any successor provision.

3.10. "Fair Market Value" means the closing price for a share of Stock on the relevant date on the principal exchange on which the Stock is then traded.

3.11. "Option" means a right to purchase a share of Stock.

3.12. "Participant" means any eligible individual who is granted an Award hereunder. Following a Participant's death, the term "Participant" shall mean any person, including the Participant's estate, which holds the Award following the Participant's death.

3.13. "Performance Goals" means goals established by the Committee that relate to one or more of the following: revenues, revenue per share, earnings before interest, depreciation, taxes and amortization ("EBITDA"), EBITDA per share, return on stockholder equity, return on average total capital employed, return on net assets employed before interest and taxes, economic value added, and with respect to Participants who are not Section 16 Participants, such other goals as may be established by the Committee in its discretion.

3.14. "Person" means person as defined in Section 3(a)(9) of the Exchange Act as modified and used in Sections 13(d) and 14(d) thereof.

3.15.  "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

3.16. "Section 16 Participants" means those Participants who are subject to the provisions of Section 16 of the Exchange Act.

3.17. "Stock" means a share of Common Stock of the Company, par value $0.10 per share, as may be adjusted for any stock splits.

3.18. "Subsidiaries" means any entity of which at least fifty percent (50%) of the equity interest is held directly or indirectly by the Company within the meaning of Code Section 424.

3.19. "Ten Percent Stockholder" means an individual who owns stock possessing ten percent (10%) or more of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations within the meaning of Code Section 422.

Section 4. Administration

4.1. Committee. The Plan will be administered by a Committee appointed by the Board. If at any time the Committee shall not be in existence, the Board shall administer the Plan. To the extent permitted by applicable law, the Board may delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to Section 16 Participants. To the extent that the Board has delegated to such other committee or one or more officers the authority and responsibility of the Committee, all references to the Committee herein shall include such other committee or one or more officers.

4.2. Committee Responsibilities. Subject to the terms of the Plan and applicable law, the Committee shall have full discretionary power and authority to: (a) interpret and administer the Plan and any instrument or agreement relating to, or made under, the Plan; (b) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
       (c) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated.

Section 5. Eligibility and Participation

     The Committee shall select Participants from among the employees and directors of the Company and its Affiliates, as the Committee may designate from time to time. The Committee shall consider such factors as it deems appropriate in selecting Participants and in determining the type and amount of their respective Awards. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year.

Section 6. Stock Subject to Plan

6.1. Number. Subject to adjustment as provided in Section 6.3, the total number of shares of Stock which may be issued under the Plan shall be 240,000. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock.

6.2. Unused Stock; Unexercised Rights. If any shares of Stock covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is canceled prior to the delivery of all of the shares of Stock or of other consideration issuable or payable pursuant to such Award, then the number of shares of Stock counted against the number of shares available under the Plan in connection with the grant of such Award, shall again be available for the granting of additional Awards under the Plan to the extent determined to be appropriate by the Committee.

6.3. Adjustment in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of: (a) the number and type of shares of Stock subject to the Plan and which thereafter may be made the subject of Awards under the Plan; (b) the number and type of shares of Stock subject to outstanding Awards; and (c) the grant, purchase or exercise price with respect to any Award; provided, however, that the number of shares of Stock subject to any Award payable or denominated in Stock shall always be a whole number. In lieu of the foregoing adjustments, the Committee, if deemed appropriate, may cancel any Award in exchange for a cash payment to the holder of the Award in an amount equal to the fair market value of such Award (as determined by the Committee on a reasonable basis).

Section 7. Stock Options

7.1. Grant of Options. The Committee may grant Options to Participants at any time. The Committee shall have complete discretion in determining the number, terms and conditions of Options granted to a Participant. The Committee also shall determine whether an option is to be an incentive stock option within the meaning of Code Section 422 or a nonqualified stock option; provided that only employees of the Company and its Subsidiaries may be granted incentive stock options.

7.2. Incentive Stock Options. Unless otherwise determined by the Committee, incentive stock options: (a) will be exercisable at a purchase price per share of not less than one hundred percent (100%) (or, in the case of a Ten Percent Stockholder, one hundred and ten percent (110%) of the Fair Market Value of the Stock on the date of grant; (b) will be exercisable over not more than ten (10) years (or, in the case of a Ten Percent Stockholder, five (5) years), after date of grant; (c) will terminate not later than three (3) months after the Participant's termination of employment for any reason other than disability or death; (d) will terminate not later than twelve (12) months after the Participant's termination of employment as a result of a disability (within the meaning of Code Section 424), or death; and (e) will comply in all other respects with the provisions of Code Section 422.

7.3. Nonqualified Stock Options. Nonqualified stock options will be exercisable at a purchase price of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant, unless otherwise determined by the Committee. Nonqualified stock options will be exercisable during such periods and shall terminate at such time as the Committee shall determine.

7.4. Payment. The Committee shall determine the methods and the forms for payment of the purchase price of Options, which may include, but shall not be limited to: (a) delivery of cash or other shares or securities of the Company (either by actual delivery or attestation of ownership) having a then Fair Market Value equal to the purchase price of such shares; or (b) delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker dealer to sell or margin a sufficient portion of the Stock and deliver the sale to sell or margin a sufficient portion of the Stock and deliver the sale or margin loan proceeds directly to the Company to pay the purchase price.

Section 8. Stock Appreciation Rights

8.1. Grant of Stock Appreciation Rights. The Committee may grant stock appreciation rights to Participants at any time. A stock appreciation right may relate to a specific Option granted under the Plan and may, in such case, relate to all or part of the shares covered by the related Option, or may be granted independently of any Option granted under the Plan. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement and any other terms and conditions of any stock appreciation right shall be as determined by the Committee, provided that the grant price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant.

8.2. Exercise or Maturity of Stock Appreciation Rights. The Committee may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate. Unless otherwise determined by the Committee, stock appreciation rights that relate to a specific Option granted under the Plan shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the shares of Stock subject to the relation Options.

8.3. Effect of Exercise. Upon exercise of any number of stock appreciation rights, the number of shares of Stock subject to any related Option shall be reduced accordingly and such Option shares may not again be subjected to an Option under the Plan. The exercise of any number of Options shall result in an equivalent reduction in the number of shares covered by the related stock appreciation right and such shares may not again be subject to a stock appreciation right under this Plan; provided, however, that if a stock appreciation right was granted for less than all of the shares covered by any related Option, any such reduction shall be made at such time as, and only to the extent that, the number of shares exercised under the related Option exceeds the number of shares not covered by the stock appreciation right.

8.4. Payment of Stock Appreciation on Right Amount. Subject to the terms of the Plan and any applicable agreement with a Participant, upon exercise or maturity of a stock appreciation right, the holder shall be entitled to receive payment of an amount determined by multiplying:

       (a) the difference between the Fair Market Value of a share of Stock at the date of exercise over the grant price of the stock appreciation right, by

       (b) the number of shares of Stock with respect to which the stock appreciation right is exercised.

    Payment may be made in cash, with Stock having a Fair Market Value equal to the amount of the payment, or a combination of cash and Stock, as determined by the Committee.

Section 9. Restricted Stock

9.1. Awards. The Committee may issue restricted stock to Participants at any time, with or without payment therefore, as additional compensation, or in lieu of other compensation, for their services to the Company and/or any Affiliate. Restricted stock shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of the Stock and rights of the Company to reacquire such restricted stock upon termination of the Participant's employment or service within specified periods, as prescribed by the Committee.

9.2. Other Restrictions. Without limitation, the Committee may provide that restricted stock shall be subject to forfeiture if the Company or the Participant fails to achieve certain Performance Goals established by the Committee over a designated period of time. In the event the minimum goal established by the Committee is not achieved at the conclusion of a period, all shares of restricted stock shall be forfeited. In the event the maximum goal is achieved, no shares of restricted stock shall be forfeited. Partial achievement of the maximum goal may result in forfeiture corresponding to the degree of non-achievement to the extent specified in writing by the Committee when the grant is made. The Committee shall certify in writing as to the degree of achievement after completion of the performance period.

9.3. Registration. Any restricted stock granted under the Plan to a Participant may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of restricted stock granted under the Plan to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such restricted stock.

9.4. Other Rights. Unless otherwise determined by the Committee, during the period of restriction, Participants holding shares of restricted stock granted hereunder may exercise full voting rights with respect to those shares and shall be entitled to receive all dividends and other distributions paid or made with respect to those shares while they are so held; provided, however, that the Committee may provide in any grant of restricted stock that payment of dividends thereon may be deferred until termination of the period of restriction and may be made subject to the same restrictions regarding forfeiture as apply to such shares of restricted stock. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability, as the shares of restricted stock with respect to which they were paid.

9.5. Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service of a Participant with the Company (as determined under criteria established by the Committee) for any reason during the applicable period of restriction, all shares of restricted stock still subject to restriction shall be forfeited by the Participant to the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock held by a Participant.

Section 10. Performance Shares and Performance Units

10.1. Issuance. The Committee may grant performance shares and performance units to Participants at any time. The Committee shall have complete discretion in determining the number of performance units and performance shares granted to a Participant.

10.2. Performance Shares. The Committee may grant performance shares that the Participant may earn in whole or in part if the Company and/or the Participant achieves certain Performance Goals established by the Committee over a designated period of time consisting of one or more full fiscal years of the Company, but in any event not more than three (3) years. In the event the minimum goal established by the Committee is not achieved at the conclusion of a period, no delivery of Stock shall be made to the Participant. In the event the maximum goal is achieved, one hundred percent (100%) of the Stock shall be delivered to the Participant. Partial achievement of the maximum goal may result in a delivery corresponding to the degree of achievement to the extent specified in writing by the Committee when the grant is made. The Committee shall certify in writing as to the degree of achievement after completion of the performance period. The Committee shall have the discretion to satisfy an obligation to deliver a Participant's performance shares by delivery of less than the number of shares earned together with a cash payment equal to the then Fair Market Value of the shares not delivered. The number of shares of Stock reserved for issuance under the Plan shall be reduced only by the number of shares actually delivered in respect of earned performance shares. At the time of making an Award of performance shares, the Committee shall set forth the consequences of the termination of a Participant's employment or service with the Company or an Affiliate prior to the expiration of the designated performance period in respect of which the performance shares are awarded.

10.3. Performance Units. The Committee may grant performance units to a Participant at any time. Performance Units shall consist of monetary units that the Participant may earn in whole or in part if the Company and/or the Participant achieves certain Performance Goals established by the Committee over a designated period of time consisting of one or more full fiscal years of the Company, but in any event not more than three
       (3) years. In the event the minimum goal established by the Committee is not achieved at the conclusion of a period, no payment shall be made to the Participant. In the event the maximum goal is achieved, one hundred percent (100%) of the monetary value of the performance units shall be paid to the Participant. Partial achievement of the maximum goals may result in a payment corresponding to the degree of achievement to the extent specified in writing by the Committee when the grant is made. The Committee shall certify in writing as to the degree of achievement after completion of the performance period. Payment of a performance unit earned may be in cash or in shares of Stock or in a combination of both, as the Committee in its sole discretion determines. The number of shares of Stock reserved for issuance under this Plan shall be reduced only by the number of shares delivered in payment of performance units. At the time of making an Award of performance units, the Committee shall set forth the consequences of the termination of a Participant's employment with the Company or an Affiliate prior to the expiration of the designated performance period in respect of which the performance units are awarded.

Section 11. Bonus Shares

    The Committee may (i) provide Participants the opportunity to elect to receive shares of Stock in lieu of all or any portion of any cash bonuses under the Company's incentive compensation programs and/or increases in base compensation and/or (ii) grant shares of Stock to Participants as a Stock bonus.

Section 12. Other Awards

12.1. Other Stock-Based Awards. Other Awards, valued in whole or in part by reference to, or otherwise based on, shares of Stock, may be granted either alone or in addition to or in conjunction with other Awards for such consideration, if any, and in such amounts and having such terms and conditions as the Committee may determine.

12.2. Other Benefits. The Committee shall have the right to provide types of benefits under the Plan in addition to those specifically listed, if the Committee believes that such benefits would further the purposes for which the Plan was established.

Section 13. Conditions of Awards

13.1. Non-Transferability. Each Award granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, except that the Committee may, in its discretion, authorize all or a portion of any Option to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) other persons or entities permitted by the Committee; provided that (x) the stock option agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (y) subsequent transfers of transferred Options shall be prohibited except those occasioned by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of employment shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified herein.

13.2. Award Agreement. Each Award granted by the Committee shall be evidenced by a written award agreement in such form as is determined by the Committee. The Award agreement shall include the terms and conditions of the Award, including but not limited to, the type of Award, the number of shares of Stock covered by the Award, the purchase or grant price of the Award, and the term of the Award. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom the Award was granted shall have executed an Award agreement.

13.3. Issuance of Stock. Shares of Stock issued under the Plan may not be sold or otherwise disposed of except: (a) pursuant to an effective registration statement under the Act, or in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act; and (b) in compliance with state securities laws. Further, as a condition to issuance of shares of Stock under the Plan, the Participant, his beneficiary or his heirs, legatees or legal representatives, as the case may be, shall execute and deliver to the Company a restrictive stock transfer agreement in such form, and subject to such terms and conditions, as shall be reasonably determined or approved by the Committee, which agreement, among other things, may impose certain restrictions on the sale or other disposition of any shares of Stock acquired under the Plan. The Committee may waive the foregoing restrictions, in whole or in part, in any particular case or cases or may terminate such restrictions whenever the Administrator determines that such restrictions afford no substantial benefit to the Company.

13.4. Additional Restrictions; Legends. All shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the Plan and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificates for stock to make appropriate references to such restrictions.

13.5. General Restrictions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. The Company reserves the right to restrict, in whole or in part, the delivery of Stock pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Stock, their registration, qualification or listing or an exemption from registration, qualification or listing.

Section 14. Rights of Employees

    Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or service at any time nor confer upon any Participant any right to continue in the employ or service of the Company or any Affiliate.

Section 15. Change of Control

15.1. Substitution of Assumption of Awards. In the event of a Change of Control, the surviving or acquiring corporation or entity may elect to continue or assume the Awards granted under the Plan, or may issue substitute or replacement awards under a plan of such corporation or entity (or a parent or subsidiary thereof) which contains similar terms and conditions of those Awards being replaced. In such case, the Committee may require the amendment or cancellation of the Awards to the extent it deems necessary or desirable to effectuate the continuation, assumption or substitution of such Awards.

15.2. Effect of Change of Control. The Committee, as constituted before a Change of Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions with respect to a Change in
        Control: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; or (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control.

15.3. Amendment or Rescission. The Committee may, in its sole and absolute discretion, retroactively amend, modify or rescind the provisions of this Section 15 if it determines that the operation of this Section 15 may prevent a transaction in which the Company or any Affiliate is a party from being accounted for on a pooling of interests basis.

Section 16. Amendment, Modification and Termination of Plan and Awards

16.1. Term of the Plan. Unless terminated earlier by the Board under Section 16.2, no Award shall be granted under the Plan after December 31, 2010.

16.2. Amendments and Termination. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan; provided, however, that stockholder approval of any amendment of the Plan shall be obtained if otherwise required by: (a) the Code or any rule promulgated thereunder;
        (b) the listing requirements of the principal securities exchange or market on which the Stock is then traded (in order to maintain the listing or quotation of the Stock therein); or (c) any other local, state or federal law deemed applicable by the Committee. To the extent permitted by applicable law, the Committee may also amend the Plan, provided that any such amendments shall be reported to the Board.

16.3. Amendment of Award Agreements. The Committee may amend any Award agreement; provided that any amendment which would adversely affect the rights of the affected Participant under his or her Award shall not be effective without the Participant's written consent, except to the extent the Plan reserves to the Committee the right to amend, alter or cancel such Award, or to the extent so provided in any Award agreement.

Section 17. Limited Liability; Indemnification

17.1. Limited Liability. To the maximum extent permitted by Delaware law, neither the Company, the Board, the Committee nor any of their members, shall be liable for any action or determination made with respect to the Plan.

17.2. Indemnification. In addition to such other rights of indemnification that they may have, the members of the Board and the Committee shall be indemnified by the Company to the maximum extent permitted by Delaware law against any and all liabilities and expenses incurred in connection with their service in such capacity.

18. Miscellaneous

18.1. Headings. The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

18.2. Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws of any jurisdiction.

18.3. Notices. All notices and other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if delivered or mailed, addressed to the Participant at the address contained in the records of the Company or to the Company at 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182.

18.4. Creditors. The interests of any Participant under the Plan or any agreement entered into hereunder are not subject to the claims or creditors and may not, in any way, be assigned, alienated or encumbered.

18.5. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to the withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

18.6. Stock Withholding. With respect to withholding required upon the exercise of nonqualified stock options, or upon the lapse of restrictions on restricted stock, or upon the occurrence of any other similar taxable event, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on Fair Market Value of the shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

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                                                                    ATTACHMENT B
                                                              TO PROXY STATEMENT


                          ALLIED RESEARCH CORPORATION

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER
I. PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

    . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
    . Review and appraise the audit efforts of the Corporation's independent accountants and financial department.
    . Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, if established in the future, and the Board of Directors.

    The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in this Charter.

II. COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials.

IV. RESPONSIBILITIES AND DUTIES

    The Audit Committee shall:

Documents/Reports Review

1.   Review and update this Charter periodically, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants. This review should include the nature and extent of any changes in accounting principles or their application.

3. Review with financial management and the independent accountants the Corporation's Form 10-Q prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence, including management consulting services provided and the related fees for such services.

5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

7. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

10. Annually the Committee should arrange to have a presentation on new accounting, financial and auditing releases to assure that the Committee is familiar with new releases that have application to the Corporation's financial reporting process.

Process Improvement

11. Establish regular reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

15. Review and evaluate if an internal audit function is appropriate. If instituted, review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

16. Consider the adequacy of the Corporation's computerized information system controls and security.

17. Review significant findings and recommendations of the independent accountant together with management's responses thereto.

Ethical and Legal Compliance

18. Review and recommend updates periodically to the Company's code of ethical conduct, if any, and ensure that management has established a system to enforce this code.

19. Review management's monitoring of the Corporation's compliance with the organization's ethical code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

20. Review with the organization's counsel legal compliance matters including corporate securities trading policies.

21. Review with the organization's counsel any legal matter that could have a significant impact on the organization's financial statements.

22. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

   The duties and responsibilities of the members of the Committee are in addition to those duties set out for a member of the Board of Directors.

PROXY

             THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      OF

                          ALLIED RESEARCH CORPORATION

     The undersigned hereby appoints J.H. Binford Peay, III and Harry H. Warner and each of them proxies, each with full power of substitution, to vote all shares of Common Stock of Allied Research Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 6, 2001, and any adjournment thereof, upon the matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

      (Continued, and to be marked, dated and signed, on the other side)


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Dear Shareholder(s):

Enclosed you will find material relative to the company's 2001 Annual Meeting of shareholders. The notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is very important to us. We look forward to hearing from you.

Allied Research Corporation

If no direction is made, this proxy will be voted FOR Items 1, 2 and 3.                                        Please mark    [ X ]
                                                                                                               your vote as
                                                                                                               indicated in
                                                                                                               this example
                                    FOR  WITHHELD                    FOR  WITHHELD                              FOR  AGAINST ABSTAIN
                                                                                      Item 2. Approval of 2001
                                                                                              Equity            [ ]    [ ]     [ ]
                                                                                              Incentive
                                                                                              Plan

Item 1. ELECTION OF DIRECTORS                                                         Item 3. APPOINTMENT OF
Nominees:  J. H. Binford Peay, III  [ ]     [ ]    Harry H. Warner   [ ]     [ ]              INDEPENDENT       [ ]    [ ]      [ ]
                                                                                              AUDITORS
           J. R. Sculley            [ ]     [ ]    Ronald H. Griffith  ]     [ ]
                                                                                      Item 4. IN THEIR DISCRETION, PROXIES ARE
           Clifford C. Christ       [ ]     [ ]                                               AUTHORIZED TO VOTE UPON SUCH OTHER
                                                                                              BUSINESS AS MAY PROPERLY COME
                                                                                              BEFORE THE ANNUAL MEETING.





Signature____________________________________________ Signature____________________________________________ Date___________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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